SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 18, 1997


                         BIG FLOWER PRESS HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

             New York                      1-14084              13-376-8322
(State or Other Jurisdiction            (Commission            (IRS Employer
       of Incorporation)                File Number)         Identification No.)

3 East 54th Street, New York, New York                           10022
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (212) 521-1600


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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to an Agreement, dated September 18, 1997 (the "Agreement"), the Registrant, through a wholly-owned subsidiary, acquired all of the outstanding capital stock of Olwen Direct Mail, Limited ("Olwen"), a privately-owned direct marketing company with 1996 sales of approximately U.S. $30 million, from all of the shareholders of Olwen. The Registrant paid an aggregate of (pound)20.8 million (approximately U.S. $33.3 million) in cash in consideration for this stock, which purchase price was determined through arms-length negotiations. On September 18, 1997, the Registrant issued a press release, a copy of which is attached as an exhibit hereto and is incorporated by reference herein in its entirety, announcing the acquisition.

         Olwen, headquartered in South London, England, specializes in full-service direct mail preparation including prepress, printing, personalization, finishing and mailing, as well as database services such as response analysis and target customer profiling. In addition to the UK facility, Olwen operates a database management operation and international direct mail group in Baltimore, Maryland.

         The source of the cash consideration was general working funds, as well as proceeds from a (pound)27.0 million revolving credit facility.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) & (b) It is impracticable to provide this information at this time. The required information will be filed as soon as practicable, but not later than 60 days after the date of filing of this report on Form 8-K.

         (c) The following exhibits are filed herewith:

Exhibit
Number     Description
------     -----------

2.1 Agreement, dated September 18, 1997, between Big Flower Limited and Peter Rivett, Andrew Ruddle and 3i Group PLC.

99.1       Registrant's press release, dated September 18, 1997




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BIG FLOWER PRESS HOLDINGS, INC.


Date: October 3, 1997                       By: /s/ Irene B. Fisher
                                                -------------------
                                                   Irene B. Fisher
                                                   Vice President and
                                                   Associate General Counsel





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                                  EXHIBIT INDEX



                                                                   Sequentially
Exhibit No.    Description                                         Numbered Page
-----------    -----------                                         -------------
       2.1     Agreement, dated September 18, 1997, between Big          5
               Flower Limited and Peter Rivett, Andrew Ruddle and 3i Group PLC.

       99.1    Registrant's press release, dated September 18, 1997     73




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